© Aetna Inc. 2016 All rights reserved. J.P. Morgan 34th Annual Healthcare Conference January 12, 2016 Mark Bertolini Chairman and Chief Executive Officer

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 2 Cautionary Statement; Additional Information Certain information in this presentation is forward-looking, including our projections, estimates and expectations as to our operating revenue and its components and growth; operating earnings per share (“EPS”), operating EPS baseline and operating EPS growth; amortization of other acquired intangible assets; weighted average diluted shares; transaction and integration-related costs; 2016 challenges and opportunities; medical membership; Individual business membership, premium and operating margin; and ability to improve Individual business margins in 2016; and the impact of the proposed Humana acquisition on our performance metrics, including operating EPS. Forward-looking statements are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna’s and Humana’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed Humana acquisition; the risk that a condition to closing of the proposed Humana acquisition may not be satisfied; the risk that a regulatory approval that may be required for the proposed Humana acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the outcome of various litigation matters related to the proposed Humana acquisition; Aetna’s ability to achieve the synergies and value creation projected to be realized following the completion of the proposed Humana acquisition; Aetna’s ability to promptly and effectively integrate Humana’s businesses; the diversion of management time on acquisition-related issues; unanticipated increases in medical costs (including increased intensity or medical utilization as a result of flu or otherwise; changes in membership mix to higher cost or lower-premium products or membership adverse selection; medical cost increases resulting from unfavorable changes in contracting or re-contracting with providers (including as a result of provider consolidation and/or integration); and increased pharmacy costs (including in Aetna’s and/or Humana’s health insurance exchange products)); the profitability of Aetna’s and Humana’s public health insurance exchange products, where membership may have more adverse health status and/or higher medical benefit utilization than Aetna and/or Humana projected; uncertainty related to Aetna’s and Humana’s accruals for health care reform’s reinsurance, risk adjustment and risk corridor programs (“3R’s”); the implementation of health care reform legislation, including collection of health care reform fees, assessments and taxes through increased premiums; adverse legislative, regulatory and/or judicial changes to or interpretations of existing health care reform legislation and/or regulations (including those relating to minimum medical loss ratio (“MLR”) rebates); the implementation of health insurance exchanges; Aetna’s and Humana’s ability to offset Medicare Advantage and PDP rate pressures; and changes in Aetna’s and Humana’s future cash requirements, capital requirements, results of operations, financial condition and/or cash flows. Health care reform will continue to significantly impact Aetna’s business operations and financial results, including Aetna’s pricing and medical benefit ratios. Key components of the legislation will continue to be phased in through 2020, and Aetna will be required to dedicate material resources and incur material expenses during 2016 to implement health care reform. Significant parts of the legislation, including aspects of public health insurance exchanges, reinsurance, risk corridor and risk adjustment, continue to evolve through the promulgation of regulations and guidance at the federal level. In addition, pending efforts in the U.S. Congress to amend or restrict funding for various aspects of health care reform, and pending litigation challenging aspects of the law continue to create additional uncertainty about the ultimate impact of health care reform. As a result, many of the impacts of health care reform will not be known for the next several years. Other important risk factors include: adverse changes in health care reform and/or other federal or state government policies or regulations as a result of health care reform or otherwise (including legislative, judicial or regulatory measures that would affect Aetna’s and/or Humana’s business model, restrict funding for or amend various aspects of health care reform, limit Aetna’s and/or Humana’s ability to price for the risk it assumes and/or reflect reasonable costs or profits in its pricing, such as mandated minimum medical benefit ratios, or eliminate or reduce ERISA pre-emption of state laws (increasing Aetna’s and/or Humana’s potential litigation exposure)); adverse and less predictable economic conditions in the U.S. and abroad (including unanticipated levels of, or increases in the rate of, unemployment); reputational or financial issues arising from Aetna’s and/or Humana’s social media activities, data security breaches, other cybersecurity risks or other causes; Aetna’s ability to diversify Aetna’s sources of revenue and earnings (including by developing, operating and expanding Aetna’s consumer business and expanding Aetna’s foreign operations), transform Aetna’s business model, develop new products and optimize Aetna’s business platforms; the success of Aetna’s Healthagen® (including Accountable Care Solutions and health information technology) initiatives; adverse changes in size, product or geographic mix or medical cost experience of membership; managing executive succession and key talent retention, recruitment and development; failure to achieve and/or delays in achieving desired rate increases and/or profitable membership growth due to regulatory review or other regulatory restrictions, the difficult economy and/or significant competition, especially in key geographic areas where membership is concentrated, including successful protests of business awarded to Aetna and/or Humana; failure to adequately implement health care reform; the outcome of various litigation and regulatory matters, including audits, challenges to Aetna’s and/or Humana’s minimum MLR rebate methodology and/or reports, guaranty fund assessments, intellectual property litigation and litigation concerning, and ongoing reviews by various regulatory authorities of, certain of Aetna’s and/or Humana’s payment practices with respect to out-of-network providers, other providers and/or life insurance policies; Aetna’s ability to integrate, simplify, and enhance Aetna’s existing products, processes and information technology systems and platforms to keep pace with changing customer and regulatory needs; Aetna’s ability to successfully integrate Aetna’s businesses (including Humana, Coventry, bswift LLC and other businesses Aetna may acquire in the future) and implement multiple strategic and operational initiatives simultaneously; Aetna’s and/or Humana’s ability to manage health care and other benefit costs; adverse program, pricing, funding or audit actions by federal or state government payors, including as a result of sequestration and/or curtailment or elimination of the Centers for Medicare & Medicaid Services’ star rating bonus payments; Aetna’s ability to reduce administrative expenses while maintaining targeted levels of service and operating performance; failure by a service provider to meet its obligations to Aetna or Humana; Aetna’s and Humana’s ability to develop and maintain relationships (including collaborative risk-sharing agreements) with providers while taking actions to reduce medical costs and/or expand the services each company offers; Aetna’s ability to demonstrate that Aetna’s products and processes lead to access to quality affordable care by Aetna’s members; Aetna’s and/or Humana’s ability to maintain their relationships with third-party brokers, consultants and agents who sell their products; increases in medical costs or Group Insurance claims resulting from any epidemics, acts of terrorism or other extreme events; changes in medical cost estimates due to the necessary extensive judgment that is used in the medical cost estimation process, the considerable variability inherent in such estimates, and the sensitivity of such estimates to changes in medical claims payment patterns and changes in medical cost trends; a downgrade in Aetna’s financial ratings; and adverse impacts from any failure to raise the U.S. Federal government’s debt ceiling or any sustained U.S. Federal government shut down. For more discussion of important risk factors that may materially affect Aetna, please see the risk factors contained in Aetna’s 2014 Annual Report on Form 10-K (“Aetna’s 2014 Annual Report”) and Aetna's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (“Aetna's Quarterly Report”), each on file with the Securities and Exchange Commission ("SEC"). For more discussion of important risk factors that may materially affect Humana, please see the risk factors contained in Humana’s 2014 Annual Report on Form 10-K (“Humana’s 2014 Annual Report”), Humana’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (“Humana’s Quarterly Report on Form 10-Q”) and Humana’s Current Reports on Form 8-K filed or furnished during 2015, each on file with the SEC. You should also read Aetna’s 2014 Annual Report and Aetna’s Quarterly Report, each on file with the SEC, for a discussion of Aetna’s historical results of operations and financial condition. You should also read Humana’s 2014 Annual Report and Humana’s Quarterly Report on Form 10-Q for a discussion of Humana’s historical results of operations and financial condition. Aetna does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Why Aetna

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 We put the people we serve at the center of everything we do The Aetna Way outlines the values by which we live, as the foundation for our culture, strategy and how we run our business 4 Who we are: the Aetna Way

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 5 Leading growth top and bottom line…. C A B D 3% 7% 8% 12% 15% Operating EPS Growth (2010-2015E CAGR) Operating Revenue Growth (2010-2015E CAGR) A C B D 6% 10% 11% 12% 12% Source: Bloomberg consensus estimates used for 2015. Operating EPS for Peers excludes amortization of intangible assets, where relevant. Peers include ANTM, CI, HUM and UNH.

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 …and superior shareholder returns Total Shareholder Returns (TSR) (2010-2015)* Over the last 5 years, Aetna’s TSR has exceeded our diversified peers on average and is more than 3x the return of the S&P 500 6 81% 240% 278% *Total Shareholder Return from December 31, 2010 – December 31, 2015 – Source: Bloomberg **Peers include ANTM, CI, HUM, and UNH. Peer Average S&P 500 **

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 MISSION Building a healthier world

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 How do we create more healthy days? 8

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Invest in social services to eliminate barriers to achieving health goals Consumer friendly digital tools to keep you engaged Preventive and wellness programs to maintain good health Payments to incent healthy behavior Helping our members stay healthy 9

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Working with providers Population Health Technology Clinical Care Value-Based Risk Solutions  2 Billion clinical transactions per year  265 unique EMR integrations  #1 Health Information Exchange (HIE) for Private Enterprise HIE Solutions (Black Book Market Research 2015)  33% increase in engagement for high-risk patients  23 of 28 measured clinical outcomes improved  23 million members supported  #1 most innovative and flexible ACO partner (KLAS research)  $5 million in savings for Banner Health Network  70+ ACO collaborations 10

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 …and moving them up the value chain Pay-for-Performance Patient Centered Medical Home (PCMH) Management Service Organization (MSO) High Performance Network (HPN) Joint Venture ACO Product Collaboration Valu e 11

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Innovation Health: Case study* 170+ thousand members up from ~30 thousand at launch ~37 thousand Individual members 21% increase in generic prescribing rate 12 *As of September 30, 2015

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Transition to consumer model 13 Hospital Specialist Diagnostic imaging Pharmacy Payer High cost Lab How long a wait? What’s covered? I can’t get an appt! Why so much? How far is this place? How much? The “Old Model” The “New Model” • Complex products • Confusing to access • Limited price discovery • Uncoordinated care • Varied outcomes • Simple products • Engaging technology • Price & quality transparency • Coordinated care • Better outcomes

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 A curated health care experience 14 1. DISCOVER, SHOP, BUY 2. MANAGE ACCOUNT 3. CONNECT TO CARE & RX 4. RECEIVE & PAY FOR CARE 5. MANAGE HEALTH & WELLNESS 6. RENEWAL

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Executing our growth strategy

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Medicare Advantage – Growth opportunity Medicare Advantage is one of the most attractive growth opportunities 16 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 7.6 9.0 10.3 11.3 11.9 12.6 13.9 15.1 16.6 17.8 2006 – 2015 Enrollment (M) Source: CMS ~11 thousand turn 65 daily Nearly 90% of seniors Satisfied* 31% penetration and rising** *Morning Consult Survey – March 2015 **As of December 2015

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 The Humana acquisition better positions Aetna for growth Commercial Risk Medicare Medicaid ASC and Other 48% 26% 13% 13% 2015P + 17 34% 47% 9% 10% 2015P Combined *Operating Revenue(1) – combined 2015P based on Aetna full year 2015 projections and estimates based on 9 months of actuals for Humana.

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Consumer Consumer experience Provider partners Clinical engagement HUM’s integrated care delivery model Consumer centricity to HUM Know Me Make It Easy Show Me You Care Help Me 18 Humana: Creating simple, personalized, connected experiences

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Humana: Enhancing growth goals 91% Of Humana’s revenue derived from Medicare* 70%+ #1 Combined company geographic coverage of Medicare eligible population** Combined company position in Medicare Advantage and PDP membership* High growth services business with substantial unregulated cash flow Humana increases Aetna’s exposure to Medicare growth and high growth services business 19 *Revenue (YTD) and Membership figures as of September 30, 2015. PDP membership is stand-alone. **Based on available CMS data for 2016 plan year.

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Focused on continuing to deliver results

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 2015: Another strong “beat and raise” year Initial 4Q14 1Q15 2Q15 3Q15 $6.90 $7.00 $7.30 $7.40 $7.50 Projected 2015 Operating EPS(2) Midpoint In 2015 Aetna: • Exceeded quarterly consensus Operating EPS by over 14% on average through 9/30/15; and • Increased projected 2015 Operating EPS 5 times 21

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 22 2016: Challenges and Opportunities Aetna’s goal is to grow by at least 10% off of our 2015P Operating EPS baseline of approximately $7.00 per share* Challenges Opportunities ▼ Known membership attrition ▼ Certain large insured customers projected to convert to alternative funding arrangements ▼ Full year impact of KY Medicaid rate reset ▼ No projected share repurchases ▲ Margin improvement in duals and ACA related businesses ▲ Fixed cost leverage as we continue to grow revenue and actively manage costs ▲ Continued growth in Medicare and Medicaid products *Projected 2015 Operating EPS baseline excludes from 2015 Operating EPS the projected net impact of favorable development of prior years’ health care cost estimates and “3R’s” accrual adjustments related to 2014.

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Aetna’s Individual Business is still developing 23 ~1.1M Members ~$3.5B Premium Total Individual Business Profile* *Individual Commercial business FY15P as of 3Q15 ~25% of members enrolled outside open enrollment 2015 projected pretax operating margin loss of mid- single digits ~5% of Total Medical Membership ~6% of Total Operating Revenue

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Actions plans to improve performance in 2016 24 Actions to Improve Performance in 2016  Pricing actions Geographic and product adjustments  Investments in health risk assessments Medical management  Eliminating broker commissions outside open enrollment Aetna believes it can improve margins in its Individual business in 2016 Aetna’s 2016 On-Exchange Footprint

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 Aetna’s goal is to achieve at least $11.00 in Operating EPS in 2018 as a combined company 2010 2015P 2018P $3.82 $7.45-$7.55 $11.00+ Operating EPS(2) 25 + 2018 Operating EPS goal

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 26 Footnotes (1) Projected operating revenue excludes from total revenue, net realized capital losses of $23.0 million pretax and net litigation-related proceeds of $109.6 million pretax, each reported by Aetna for the nine months ended September 30, 2015. Projected operating revenue also excludes from total revenue any future net realized capital gains or losses and other items, if any, that neither relate to the ordinary course of our business nor reflect our business performance. Aetna is not able to project the amount of future net realized capital gains or losses or any such other items and therefore cannot reconcile projected operating revenue to projected total revenue in any period. Projected operating revenue for Humana excludes a one-time gain from the sale of Concentra Inc. and other items, if any, that neither relate to the ordinary course of Humana's business nor reflect Humana's underlying business performance.

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 27 Footnotes (continued) (2) Projected operating earnings per share exclude from net income attributable to Aetna net realized capital losses of $15.6 million ($23.0 million pretax), transaction and integration-related costs of $96.5 million ($138.6 million pretax) and net litigation-related proceeds of $71.3 million ($109.6 million pretax), each reported by Aetna for the nine months ended September 30, 2015. Projected operating earnings per share also exclude from net income attributable to Aetna estimated after-tax amortization of other acquired intangible assets of approximately $166 million ($255 million pretax), which includes amortization of other acquired intangible assets of $124.8 million ($192.0 million pretax) reported by Aetna for the nine months ended September 30, 2015, projected transaction-related costs related to the proposed Humana Inc. (“Humana”) acquisition and projected integration-related costs related to the Coventry Health Care, Inc. (“Coventry”), the InterGlobal group (“InterGlobal”), and bswift, LLC (“bswift”) acquisitions, any future net realized capital gains or losses and other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. Aetna is not able to project the amount of projected transaction-related costs related to the proposed Humana acquisition, future net realized capital gains or losses or any such other items (other than estimated after-tax amortization of other acquired intangible assets and projected integration-related costs related to the Coventry, InterGlobal, and bswift acquisitions) and therefore cannot reconcile projected operating earnings per share to projected net income attributable to Aetna per share in any period. Although the excluded items may recur, management believes that operating earnings per share provide a more useful comparison of Aetna's underlying business performance from period to period. After-tax amortization of other acquired intangible assets relates to our acquisition activities, including Coventry, InterGlobal, and bswift. However, this amortization does not directly relate to the underwriting or servicing of products for customers and is not directly related to the core performance of Aetna’s business operations. Net realized capital gains and losses arise from various types of transactions, primarily in the course of managing a portfolio of assets that support the payment of liabilities. However, these transactions do not directly relate to the underwriting or servicing of products for customers and are not directly related to the core performance of Aetna's business operations. In addition, management uses operating earnings per share to assess business performance and to make decisions regarding Aetna's operations and the allocation of resources among Aetna's businesses. Operating earnings per share is also the measure reported to the Chief Executive Officer for these purposes. Non-GAAP financial measures we disclose, such as operating earnings per share and operating revenue, should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. Projected full-year 2015 operating earnings per share reflect approximately 353 million weighted average diluted shares.

Aetna Inc. 34th Annual J.P. Morgan Healthcare Conference | January 12, 2016 28 Footnotes (continued) Below is a reconciliation of Aetna’s operating earnings per share to net income attributable to Aetna per share for the year ended December 31, 2010: Operating earnings 3.82$ Transaction-related costs, net of tax (.10) Litigation-related insurance proceeds, net of tax .24 Severance and facilities charge, net of tax (.07) Amortization of other acquired intangible assets, net of tax (.14) Net realized capital gains, net of tax .43 Net income (GAAP measure) 4.18$